UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 14, 2017

Tech Care Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168527

Delaware	98-0663823
(State of Incorporation)	(I.R.S. Employer Identification No.)

23 Hamelacha Sreet, Park Afek, Rosh Ha'ain, Israel	4809173
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: +972 3 750 3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant.

On February 14, 2017, TechCare Corp., f/k/a BreedIT Corp. (the "Registrant") determined not to re-engage its independent registered public accounting firm, M&K CPAS, PLLC ("M&K") for the Registrant's audit for the year ended December 31, 2016. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

M&K issued an auditor's report on the Registrant's financial statements for each of the last two fiscal years ended December 31, 2015 and 2014 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the years ended December 31, 2015 and 2014 and subsequent interim periods there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused M&K to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the years ended December 31, 2015 and 2014. Additionally, there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided M&K with a copy of the disclosure contained in this Form 8-K and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. M&K provided a letter, dated February 22, 2017, stating its agreement with the statements related to M&K, which letter is attached as Exhibit 16.2 to this Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm.

On February 14, 2017, the Board of Directors of the Registrant approved the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, with offices located at Trade Tower, 25 Hamered Street, Tel-Aviv, 68125 Israel, ("Kesselman & Kesselman") as the Registrant's independent registered public accounting firm for the fiscal year ended December 31, 2016.

During the two most recent fiscal years ended December 31, 2015 and 2014 and any subsequent interim period through February 14, 2017, the date of Kesselman & Kesselman's engagement, neither the Registrant nor anyone on its behalf consulted with Kesselman & Kesselman regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on its financial statements by Kesselman & Kesselman, in any case where either a written report or oral advice was provided to the Registrant by Kesselman & Kesselman that Kesselman & Kesselman concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a "disagreement" or "reportable event" between the Registrant and its former independent registered public accounting firm, M&K, as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exh. No.	Description
16.2	Letter on Change in Certifying Accountant dated February 22, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Zvi Yemini
Name:	Zvi Yemini
Title:	Chief Executive Officer

Date: February 23, 2017